MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.









FUND LOGO











Annual Report

October 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.



The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



DEAR SHAREHOLDER


Since inception (November 3, 1995) through October 31, 1996, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.585 per share income dividends. This represents a net annualized yield of 5.80%, based on a month-end per share net asset value of $10.17. Over the same period, the total investment return on the Fund's Common Stock was +7.81%, based on a change in per share net asset value from $10.00 to $10.17, and assuming reinvestment of $0.562 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +7.34%, based on a change in per share net asset value from $9.76 to $10.17, and assuming reinvestment of $0.293 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.44%.

For the six months ended October 31, 1996, the Fund was on average
25% leveraged.

The Municipal Market
Environment
The tax-exempt bond market continued to improve over the three months ended October 31, 1996. As measured by the Bond Buyer Index, yields on uninsured, long-term municipal revenue bonds declined an additional 16 basis points (0.16%) to end the October 31, 1996 quarter at 5.94%. Current tax-exempt bond yields are at their lowest levels in the last six months. The economic environment remained little changed in recent months. Economic growth continued to be moderate, with some recent signs of reduced growth. Inflation remained well-contained, reducing recent fears of an imminent interest rate increase by the Federal Reserve Board. This reduction in investor concerns regarding increases in short-term interest rates helped support significant declines in US Treasury bond yields. During the past three months, the yield on the 30-year Treasury bond fell 33 basis points to end the October 31, 1996 quarter at 6.64%.

Much of the tax-exempt bond market's strong technical position--one of the primary reasons for the improvement in municipal bond yields seen thus far in 1996--has remained intact. Just over $40 billion in long-term tax-exempt bonds was issued during the October quarter, an increase of less than 3% compared to the October 31, 1995 quarter. The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined to relatively low levels, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did in 1994, investors quickly adjust to the new levels.

In addition, the Presidential and Congressional elections resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation is similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantages of municipal bonds would be introduced to aid further deficit reductions. Fears that the Democratic party could regain control of both houses of Congress, as well as maintain the White House, caused some investors to wait until after the elections before allocating investment funds to the municipal bond market.

Currently, the future direction of interest rates remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved mounting fears of rising interest rates for the remainder of 1996. Should economic growth slow further in the upcoming quarter, as expected by the Federal Reserve Board, and inflation remain well-contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields are also likely to decline. Given current levels of expected future supply, the municipal bond market could perform very well as both retail and institutional investors chase an increasingly scarce commodity.

Portfolio Strategy
Merrill Lynch Municipal Strategy Fund, Inc. commenced operations on November 3, 1995 with a constructive outlook on interest rates. Our main focus was investing proceeds to seek to enhance tax-exempt income with above-average quality bonds. We invested all of the proceeds of the Fund's initial offering within the first two weeks after inception and achieved an attractive yield. We remained constructive on the interest rate outlook fully participating in the bond market rally through January 1996. Unfortunately, our portfolio strategy remained constructive when investors reacted negatively following the release of the February payroll data. Since then, we have successfully utilized the trading range that continues to confine the bond market. Looking ahead, we expect yields to continue to fluctuate within a relatively narrow range. The bond market has priced in a weakening economy with no signs of a Federal Reserve Board tightening. Should this perception change, interest rates would likely increase substantially. Our investment strategy will remain slightly defensive, concentrating on bonds less sensitive to interest rate volatility in an effort to enhance tax-exempt income while seeking to protect its net assets.

We initiated the auctioning of the Fund's Preferred Stock in mid-March and have increased the amount twice as new subscriptions came into the Fund. Since March the interest rate on the Preferred Stock averaged between 3.35% and 3.85%, continuing to benefit Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will diminish and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager




December 4, 1996



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
IRS       Inverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                    S&P       Moody's    Face                                                                         Value
STATE               Ratings   Ratings   Amount    Issue                                                             (Note 1a)
Alabama--2.4%       NR*       Aaa      $ 2,815    Alabama HFA, S/F Home Mortgage Revenue Bonds, Series A-1,
                                                  6.60% due 4/01/2019                                               $  2,941

Arizona--0.5%       A1+       P1           600    Coconino County, Arizona, Pollution Control Corporation
                                                  Revenue Bonds (Arizona Public Service--Navajo Project),
                                                  VRDN, AMT, Series A, 3.65% due 10/01/2029 (h)                          600

Arkansas--1.0%      AAA       NR*        1,180    Arkansas State Development Finance Authority, S/F Mortgage
                                                  Revenue Bonds (Mortgage Backed Securities Program), AMT,
                                                  Series D, 6.80% due 1/01/2022 (f)(g)                                 1,236

California--5.2%    BBB-      Baa        5,000    Foothill, California, Eastern Transportation Corridor Agency,
                                                  Toll Road Revenue Bonds, Senior Lien, Series A, 6.50% due
                                                  1/01/2015 (i)                                                        1,600
                    AAA       Aaa        1,750    Los Angeles, California, Wastewater System Revenue Refunding
                                                  Bonds, Series D, 5.20% due 11/01/2021 (b)                            1,623
                    AAA       Aaa        3,000    San Diego, California, IDR (San Diego Gas and Electric Co.),
                                                  Series A, 6.10% due 9/01/2018 (a)                                    3,092

Colorado--5.3%      NR*       Aa         2,000    Colorado HFA, S/F Program, AMT, Series D-1, 7.375% due 6/01/2026     2,185
                    AAA       Aaa        3,840    El Paso County, Colorado, Falcon School District No. 49,
                                                  UT, 6.50% due 12/01/2015 (a)                                         4,258

Connecticut--4.0%   AA        Aa         3,825    Connecticut State, HFA, Housing Mortgage Finance Program
                                                  Revenue Bonds, Sub-Series B-1, 6.125% due 5/15/2018                  3,892
                    BBB-      NR*        1,000    Connecticut State Health and Educational Facilities Authority
                                                  Revenue Bonds (University of New Haven), Series D, 6.70% due
                                                  7/01/2026                                                            1,005

Florida--3.6%       AA        Aa         1,000    Florida HFA, Refunding (Homeowner Mortgage), Series 1B, 5.95%
                                                  due 7/01/2014                                                        1,012
                    NR*       Baa1       1,000    Jacksonville, Florida, Health Facilities Authority, IDR
                                                  (National Benevolent--Cypress Village), Series A, 6.25% due
                                                  12/01/2026                                                             996
                    BBB+      Baa2       1,000    Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                                  Project), 6.25% due 6/01/2010                                        1,016
                    NR*       Baa          750    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A, 6.85%
                                                  due 9/01/2013                                                          802
                    A1        VMIG1++      600    Pinellas County, Florida, Health Facilities Authority, Revenue
                                                  Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.65%
                                                  due 12/01/2015 (h)                                                     600

Georgia--0.9%       AAA       Aaa        1,000    Municipal Electric Authority of Georgia (Project One), Sub-Series
                                                  A, 6.50% due 1/01/2026 (c)                                           1,090

Illinois--8.8%      NR*       NR*        2,000    Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                                  8% due 10/01/2016                                                    2,121
                    AAA       Aaa        3,630    Illinois Development Finance Authority, PCR, Refunding
                                                  (Commerce Edison Company Project), Series D, 6.75% due
                                                  3/01/2015 (c)                                                        3,971
                    AA-       Aa3        3,285    Illinois Development Finance Authority Revenue Bonds
                                                  (Presbyterian Home Lake), Series B, 6.30% due 9/01/2022              3,367
                    NR*       Baa1       1,250    Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                  Hospital Project), 6.70% due 3/01/2014                               1,284

Indiana--4.3%       BBB       Baa2       4,900    Indianapolis, Indiana, Airport Authority, Special Facilities
                                                  Revenue Bonds (Federal Express Corporation Project), AMT, 7.10%
                                                  due 1/15/2017                                                        5,240

Maryland--0.9%      A-        NR*        1,000    Maryland State Energy Financing Administration, Solid Waste
                                                  Disposal Revenue Bonds (Wheelabrator Water Projects), AMT, 6.30%
                                                  due 12/01/2010                                                       1,039

Massachusetts--     A+        Aa         1,000    Massachusetts State, HFA, S/F Housing Revenue Bonds, Series 41,
                                                  6.35% due 6/01/2017                                                  1,035
5.1%                A-        NR*        5,000    Massachusetts State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds (Melrose Wakefield Hospital), Series B,
                                                  6.25% due 7/01/2012                                                  5,106

Michigan--6.3%                                    Michigan State Hospital Finance Authority Revenue Bonds:
                    AAA       Aaa        3,100      INFLOS (Sisters of Mercy), 8.717% due 2/15/2022 (d)(e)             3,314
                    A         A            500      Refunding (Detroit Medical Center Obligated Group), Series A,
                                                    6.50% due 8/15/2018                                                  522
                    AAA       Aaa        3,600    Western Townships, Michigan, Utilities Authority, Sewer Disposal
                                                  System, Crossover Refunding, 6.50% due 1/01/2019 (d)                 3,829

Minnesota--0.8%     AA+       Aa         1,000    Minnesota State, HFA, S/F Mortgage, Series D, 6% due 1/01/2016       1,012

New Mexico--2.4%    BB+       Ba1        2,900    Farmington, New Mexico, PCR, Refunding (Public Service
                                                  Company--San Juan Project), Series A, 6.40% due 8/15/2023            2,906

New York--11.7%     AAA       Aaa        2,000    Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Bonds, Series A, 6.10% due 7/01/2026 (b)          2,074
                    BBB+      Baa1       2,500    New York City, New York, GO, Refunding, UT, Series C, 5.875%
                                                  due 2/01/2016                                                        2,417
                    BBB+      Baa1       2,500    New York City, New York, GO, UT, Series F, 5.75% due 2/01/2019       2,365
                    BB+       Baa2       3,525    New York City, New York, IDA, Special Facility Revenue Bonds
                                                  (American Airlines Inc. Project), AMT, 6.90% due 8/01/2024           3,747
                    A         Aa         3,400    New York State Environmental Facilities Corporation, PCR (State
                                                  Water Revolving Fund), Series E, 6.50% due 6/15/2014                 3,646

North Carolina--    AA        Aa         1,500    North Carolina HFA, S/F, Series II, 6.20% due 3/01/2016              1,547
1.3%

Ohio--3.6%          BBB-      NR*        1,750    Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                                  Air Freight Corp.--Emery Worldwide Air Inc.), Series F, 6.05%
                                                  due 10/01/2009                                                       1,779
                    NR*       Aa         1,000    Franklin County, Ohio, Hospital Revenue Refunding and
                                                  Improvement Bonds (Childrens Hospital Project), Series A,
                                                  5.875% due 11/01/2025                                                  995
                    AAA       Aaa        1,500    Ohio State, Water Development Authority, Pollution Control
                                                  Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                                                  Project), 6.15% due 8/01/2023 (c)                                    1,559

Oklahoma--1.4%      BBB       Baa        1,650    Holdenville, Oklahoma, Industrial Authority, Correctional
                                                  Facility Revenue Bonds, 6.60% due 7/01/2010                          1,689

Oregon--1.7%        NR*       Aa         1,630    Oregon State Housing and Community Services Department, S/F
                                                  Mortgage Program Revenue Bonds, AMT, Series E, 7.10% due
                                                  7/01/2014                                                            1,709
                    AAA       Aaa        1,000    Portland, Oregon, Arena Gas Tax Revenue Bonds, 6.25% due
                                                  6/01/2017 (d)(i)                                                       291

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                    S&P       Moody's    Face                                                                         Value
STATE               Ratings   Ratings   Amount    Issue                                                             (Note 1a)
Pennsylvania--7.1%  AAA       Aaa      $ 2,950    Keystone Oaks, Pennsylvania, School District, IRS, UT,
                                                  Series D, 7.754% due 9/01/2016 (c)(e)                             $  2,966
                                                  Pennsylvania Economic Development Financing Authority,
                                                  Resource Recovery Revenue Bonds:
                    BBB-      NR*        2,500      (Colver Project), AMT, Series D, 7.15% due 12/01/2018              2,619
                    NR*       NR*        2,000      (Northampton Generating), Series A, 6.50% due 1/01/2013            1,961
                    NR*       NR*        1,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                  (Commercial Development--Philadelphia Airport), AMT, 7.75%
                                                  due 12/01/2017                                                       1,070
South Carolina--    AAA       Aaa        2,000    Fairfield County, South Carolina, PCR (South Carolina Gas and
3.1%                                              Electric Co.), 6.50% due 9/01/2014 (a)                               2,188
                    A-        A1         1,500    Richland County, South Carolina, Solid Waste Disposal
                                                  Facilities Revenue Bonds (Union Camp Corporation Project),
                                                  AMT, Series A, 6.75% due 5/01/2022                                   1,589

Tennessee--0.5%     AA-       Aa3          620    Humphreys County, Tennessee, IDB, Solid Waste Disposal Revenue
                                                  Bonds (E.I. DuPont de Nemours & Co. Project), AMT, 6.70% due
                                                  5/01/2024                                                              664

Texas--10.2%        A-        A          5,760    Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                                  Series A, 6.625% due 6/01/2024                                       6,036
                    AAA       Aaa        1,000    Harris County, Texas, Refunding (Toll Road), Senior Lien, 5.375%
                                                  due 8/15/2020 (b)                                                      958
                    AAA       Aaa        2,600    Red River Authority, Texas, PCR, Refunding (West Texas Utilities
                                                  Co.--Public Service Co. of Oklahoma--Central Power and Light
                                                  Co.), 6% due 6/01/2020 (a)                                           2,674
                    AAA       Aaa        2,500    Texas State Municipal Power Agency, Revenue Refunding Bonds,
                                                  Series A, 6.75% due 9/01/2012 (c)                                    2,772

Utah--0.2%          NR*       P1           200    Salt Lake County, Utah, PCR, Refunding (Service Station
                                                  Holdings Project), VRDN, 3.60% due 2/01/2008 (h)                       200

Virginia--3.1%      NR*       NR*        1,700    Richmond, Virginia, IDA, Museum Facilities Revenue Refunding
                                                  Bonds (Virginia Historical Society Project), 6.25% due 9/01/2016     1,681
                    AA+       Aa1        2,000    Virginia State, HDA, M/F Housing, Series B, 5.95% due 5/01/2016      2,019

Wyoming--1.7%       BBB       Baa2       2,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                  Bonds (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024     2,119

Puerto Rico--1.9%   BBB+      Baa1       2,500    Puerto Rico Electric Power Authority Revenue Bonds, 5.25% due
                                                  7/01/2021                                                            2,290

                    Total Investments (Cost--$118,383)--99.0%                                                        120,318

                    Other Assets Less Liabilities--1.0%                                                                1,255
                                                                                                                    --------
                    Net Assets--100.0%                                                                              $121,573
                                                                                                                    ========

                 (a)MBIA Insured.
                 (b)FGIC Insured.
                 (c)AMBAC Insured.
                 (d)FSA Insured.
                 (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                 (f)FNMA Collateralized.
                 (g)GNMA Collateralized.
                 (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                 (i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                   *Not Rated.
                  ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                  See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$118,382,975) (Note 1a)                         $120,317,921
                    Cash                                                                                          93,817
                    Receivables:
                      Interest                                                             $  2,138,178
                      Capital shares sold                                                       192,616        2,330,794
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                     249,048
                    Prepaid expenses and other assets (Note 1e)                                                   71,191
                                                                                                            ------------
                    Total assets                                                                             123,062,771
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      989,690
                      Dividends to shareholders (Note 1f)                                       190,131
                      Administration fees (Note 2)                                               25,354
                      Investment advisory fees (Note 2)                                          15,213        1,220,388
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       269,506
                                                                                                            ------------
                    Total liabilities                                                                          1,489,894
                                                                                                            ------------

Net Assets:         Net assets                                                                              $121,572,877
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,520 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 38,000,000
                      Common Stock, par value $.10 per share (8,218,896 shares
                      issued and outstanding)                                              $    821,890
                    Paid-in capital in excess of par                                         81,271,986
                    Undistributed investment income--net                                          4,568
                    Accumulated realized capital losses on investments--net (Note 5)           (460,513)
                    Unrealized appreciation on investments--net                               1,934,946
                                                                                           ------------
                    Total--Equivalent to $10.17 net asset value per share of Common Stock                     83,572,877
                                                                                                            ------------
                    Total capital                                                                           $121,572,877
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
                    For the Period November 3, 1995++ to October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  5,319,253
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    446,931
                    Administrative fees (Note 2)                                                223,466
                    Registration fees                                                            87,541
                    Transfer agent fees                                                          71,704
                    Amortization of organization expenses (Note 1e)                              61,964
                    Accounting services (Note 2)                                                 60,526
                    Commission fees                                                              48,107
                    Professional fees                                                            41,000
                    Listing fees                                                                 34,941
                    Directors' fees and expenses                                                 24,645
                    Custodian fees                                                               11,606
                    Printing and shareholder reports                                             10,467
                    Pricing fees                                                                  5,974
                                                                                           ------------
                    Total expenses before reimbursement                                       1,128,872
                    Reimbursement of expenses (Note 2)                                         (650,746)
                                                                                           ------------
                    Total expenses after reimbursement                                                           478,126
                                                                                                            ------------
                    Investment income--net                                                                     4,841,127
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (460,513)
Unrealized Gain     Unrealized appreciation on investments--net                                                1,934,946
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,315,560
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                            Nov. 3, 1995++
                    Increase (Decrease) in Net Assets:                                                  to Oct. 31, 1996
Operations:         Investment income--net                                                                  $  4,841,127
                    Realized loss on investments--net                                                           (460,513)
                    Unrealized appreciation on investments--net                                                1,934,946
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       6,315,560
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (4,173,956)
(Note 1f):            Preferred Stock                                                                           (662,603)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (4,836,559)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                                 38,000,000
Transactions        Net increase in net assets derived from Common Stock transactions                         82,293,876
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                               (300,000)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       119,993,876
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             121,472,877
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period*                                                                          $121,572,877
                                                                                                            ============

                   *Undistributed investment income--net                                                    $      4,568
                                                                                                            ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                         Nov. 3, 1995++ to
                    Increase (Decrease) in Net Asset Value:                                                Oct. 31, 1996
Per Share           Net asset value, beginning of period                                                    $      10.00
Performance:                                                                                                ------------
                    Investment income--net                                                                           .68
                    Realized and unrealized gain on investments--net                                                 .21
                                                                                                            ------------
                    Total from investment operations                                                                 .89
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.59)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.09)
                      Capital charge resulting from issuance of Preferred Stock                                     (.04)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.13)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      10.17
                                                                                                            ============

Total Investment    Based on net asset value per share                                                             7.81%+++
Return:**                                                                                                   ============

Ratios to Average   Expenses, net of reimbursement                                                                  .53%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                       1.26%*
                                                                                                            ============
                    Investment income--net                                                                         5.40%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     83,573
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     38,000
                                                                                                            ============
                    Portfolio turnover                                                                           234.41%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      3,199
                                                                                                            ============

Dividends           Investment income--net                                                                  $        564
Per Share on                                                                                                ============
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists for such shares.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on March 11, 1996.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period beginning with the commencement of operations. Direct expenses relating to the public offering of the Preferred Stock were charged to capital at the time of issuance. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the perfomance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period November 3, 1995 to October 31, 1996, FAM earned fees of $446,931, of which $419,740 was voluntarily waived. FAM also voluntarily reimbursed the Fund additional expenses of $231,006.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 3, 1995 to October 31, 1996 were
$300,970,894 and $205,009,562, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                    Realized      Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $ (1,101,657)   $ 1,934,946
Financial futures contracts           641,144             --
                                 ------------   ------------
Total                             $  (460,513)   $ 1,934,946
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,914,325, of which $2,024,224 related to appreciated securities and $109,899 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $118,403,596.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:



For the Period
November 3, 1995++ to                               Dollar
October 31, 1996                      Shares        Amount

Shares sold                         8,321,280    $83,406,334
Shares issued to shareholders in
reinvestment of dividends              87,288        867,654
                                  -----------    -----------
Total issued                        8,408,568     84,273,988
Shares redeemed                      (199,672)    (1,980,112)
                                  -----------    -----------
Net increase                        8,208,896    $82,293,876
                                  ===========    ===========
[FN]
++Prior to November 3, 1995 (commencement of operations), the Fund issued 10,000 shares to FAM for $100,000.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.45%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,520 shares of unissued capital stock as AMPS. As of October 31, 1996, there were 1,520 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period November 3, 1995 to October 31, 1996, MLPF&S, an affiliate of FAM, earned
$48,107 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $355,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gain.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1996, the related statements of operations and changes in net assets, and the financial highlights for the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period November 3, 1995 to October 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by Merrill Lynch Municipal Strategy Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida  32246-6484
(800) 637-38631